UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2007

DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-5740 (Commission File Number)	95-2039518 (I.R.S. Employer Identification No.)
15660 North Dallas Parkway Suite 850 Dallas, Texas (Address of principal executive offices)	75248 (Zip Code)

(972) 385-2810
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) Adjustment to Executive Compensation

On May 31, 2007, the Compensation Committee of the Board of Directors of the Company, in connection with its annual review of executive compensation, approved the base salary and 2007 stock option and restricted stock unit ("RSU") grants for the executive officers as follows:

Name and Position	Base Salary	Stock Options (1)	RSUs (1)
Dr. Keh-Shew Lu President and Chief Executive Officer	$326,000	74,000	--
Joseph Liu Senior Vice President, Operations	$237,000	19,000	3,500
Mark A. King Senior Vice President, Sales and Marketing	$204,000	17,000	3,000
Carl C. Wertz Chief Financial Officer	$165,000	10,000	2,500
Francis Tang Vice President, Product Development	$145,000	6,000	2,000
Steven Ho Asia President and Vice President, Asia Sales and Marketing	$134,500	9,000	2,500
Richard D. White Senior Vice President, Finance	$160,000	10,000	2,500
Edmund Tang Vice President, Corporate Administration	$155,000	8,000	2,000
___________

(1)
The stock options and RSUs were granted on May 31, 2007. Such options are first exercisable, and such RSUs will vest, in four equal annual installments on the first four anniversaries of May 31, 2007. The exercise price of the options is $36.99, the closing price on May 31, 2007.

Adjustment to Board Compensation

On May 31, 2007, the Compensation Committee of the Board of Directors approved changes to the compensation for the non-employee members of the Board as follows: each non-employee director will receive an annual retainer of $80,000. The Chairman of the Audit Committee will be paid an additional $20,000, and each member of the Audit Committee will be paid an additional $10,000. Each non-employee director will be granted RSUs for 3,500 shares. The Chairman of the Board will be granted RSUs for an additional 14,500 shares, and the Vice Chairman of the Board will be granted RSUs for an additional 8,500 shares. There will be no other payments for any director activities, except for reimbursement for all costs incurred for attendance at Board of Director meetings.

The Board compensation for each of the non-employee directors is as follows:

	Retainer			RSUs
	Annual	Audit Committee	Total	Annual	Board Chairman/Vice Chairman	Total
Raymond Soong	$80,000	--	$80,000	3,500	14,500	18,000
C.H. Chen	$80,000	--	$80,000	3,500	8,500	12,000
Michael R. Giordano	$80,000	$20,000	$100,000	3,500	--	3,500
John M. Stich	$80,000	$10,000	$90,000	3,500	--	3,500
Shing Mao	$80,000	--	$80,000	3,500	--	3,500
L.P.Hsu	$80,000	$10,000	$90,000	3,500	--	3,500
__________

(1)	The RSUs were granted on May 31, 2007 and will vest in four equal annual installments on the first four anniversaries of May 31, 2007.

Item 7.01. Regulation FD Disclosure.

On May 31, 2007, the Company held its 2007 annual shareholder meeting. A copy of the remarks of Dr. Keh-Shew Lu, the Company's President and Chief Executive Officer, is attached as Exhibit 99.1 to this Report. A copy of the slide presentation used in connection with Dr. Lu's remarks is attached as Exhibit 99.2 to this Report.

On June 1, 2007, the Company issued a press release announcing the election of L.P. Hsu to the Board of Directors, and the retirement of M.K. Lu from the Board of Directors, as described in Item 5.02. A copy of the press release is attached as Exhibit 99.3 to this Report.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Cautionary Information Regarding Forward-Looking Statements

Except for the historical and factual information contained in Dr. Keh-Shew Lu's remarks and accompanying slides attached as exhibits to this Report, the matters set forth therein (including statements as to the soundness of the Company's strategic direction, our expected introduction of new innovative products, expected gradual expansion in gross margins, and other statements identified by words such as "estimates," "expects," "projects," "plans," "will" and similar expressions) are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: the possibility of downturns in the highly cyclical semiconductor industry or changes in end-market demand; increased competition in the semiconductor industry; delays in initiation of production at new facilities and implementing new production techniques which could affect manufacturing efficiencies; inability to implement our growth strategy; continued pressure from customers and competitors to reduce the price of our products and other risk factors relating to our industry and business as detailed from time to time in the Company's reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of Dr. Lu's remarks. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01 Other Events

The Company submitted to a vote of its security holders at an annual meeting of stockholders on May 31, 2007, the election of members of the Board. The directors were each elected to serve until the 2008 annual meeting or until their successors are elected and have qualified. The results of the tabulation for each nominee for director of the Company is as follows:

C.H. Chen, Director	For: 14,752,104 Withheld: 9,978,539

Michael R. Giordano, Director	For: 18,499,238 Withheld: 6,231,405

L.P.Hsu, Director	For: 22,836,689 Withheld: 1,893,954

Keh-Shew Lu, Director	For: 23,988,337 Withheld: 742,306

Shing Mao, Director	For: 14,871,070 Withheld: 9,859,573

Raymond Soong, Director	For: 22,979,832 Withheld: 1,750,811

John M. Stich, Director	For: 24,413,805 Withheld: 316,838

The Company also submitted to a vote of its security holders at an annual meeting of shareholders on May 31, 2007, the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007. The result of the tabulation was 24,159,902 shares voted in favor of the proposal, 522,582 shares voted against, and 48,159 abstained from voting on the proposal. No broker non-votes with respect to this proposal were received.

The Company also consolidated their current four committee structure into the following three committees: Audit Committee, Compensation Committee and Governance and Stockholder Relations Committee. The Chairperson and members of each committee is as follows:

Name	Audit Committee	Compensation Committee	Governance & Stockholder Relations Committee
Raymond Soong			Chair
C.H. Chen		Chair
Dr. Keh-Shew Lu
Michael R. Giordano	Chair
John M. Stich	Member		Member
Shing Mao		Member	Member
L.P. Hsu	Member	Member

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Remarks of Dr. Keh-Shew Lu at Annual Shareholder Meeting
99.2	Slides for Remarks of Dr. Keh-Shew Lu at Annual Shareholder Meeting
99.3	Press Release dated June 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIODES INCORPORATED
Date: June 6, 2007	By /s/ Carl C. Wertz Carl C. Wertz, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Remarks of Dr. Keh-Shew Lu at Annual Shareholder Meeting
99.2	Slides for Remarks of Dr. Keh-Shew Lu at Annual Shareholder Meeting
99.3	Press Release dated June 1, 2007